Exhibit 24

                               POWER OF ATTORNEY


The undersigned hereby appoints Alan G. Symons, David L. Bates and Gary P. Hutchcraft, and each of them, any of whom may act without the joinder of the others, as his attorney-in-fact to sign on his behalf, in any and all capacities, the Registration Statement to which this Power of Attorney is an exhibit and to file the Registration Statement and all amendments and post-effective amendments to the Registration Statement and to file the same with the Securities and Exchange Commission, hereby ratifying and confirming all that each said attorney-in-fact lawfully does or causes to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 15th day of September, 1997.


                                   /s/ G. Gordon Symons
                                   G. Gordon Symons



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                                POWER OF ATTORNEY


The undersigned hereby appoints Alan G. Symons, David L. Bates and Gary P. Hutchcraft, and each of them, any of whom may act without the joinder of the others, as his attorney-in-fact to sign on his behalf, in any and all capacities, the Registration Statement to which this Power of Attorney is an exhibit and to file the Registration Statement and all amendments and post-effective amendments to the Registration Statement and to file the same with the Securities and Exchange Commission, hereby ratifying and confirming all that each said attorney-in-fact lawfully does or causes to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this _____ day of September, 1997.


                                   ------------------------------------------
                                   James G. Torrance, Q.C.



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                                POWER OF ATTORNEY


The undersigned hereby appoints Alan G. Symons, David L. Bates and Gary P. Hutchcraft, and each of them, any of whom may act without the joinder of the others, as his attorney-in-fact to sign on his behalf, in any and all capacities, the Registration Statement to which this Power of Attorney is an exhibit and to file the Registration Statement and all amendments and post-effective amendments to the Registration Statement and to file the same with the Securities and Exchange Commission, hereby ratifying and confirming all that each said attorney-in-fact lawfully does or causes to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 12th day of September, 1997.


                                   /s/ John K. McKeating
                                   John K. McKeating

                                POWER OF ATTORNEY


The undersigned hereby appoints Alan G. Symons, David L. Bates and Gary P. Hutchcraft, and each of them, any of whom may act without the joinder of the others, as his attorney-in-fact to sign on his behalf, in any and all capacities, the Registration Statement to which this Power of Attorney is an exhibit and to file the Registration Statement and all amendments and post-effective amendments to the Registration Statement and to file the same with the Securities and Exchange Commission, hereby ratifying and confirming all that each said attorney-in-fact lawfully does or causes to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 15th day of September, 1997.


                                   /s/ David R. Doyle
                                   David R. Doyle

                                POWER OF ATTORNEY


The undersigned hereby appoints Alan G. Symons, David L. Bates and Gary P. Hutchcraft, and each of them, any of whom may act without the joinder of the others, as his attorney-in-fact to sign on his behalf, in any and all capacities, the Registration Statement to which this Power of Attorney is an exhibit and to file the Registration Statement and all amendments and post-effective amendments to the Registration Statement and to file the same with the Securities and Exchange Commission, hereby ratifying and confirming all that each said attorney-in-fact lawfully does or causes to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 12th day of September, 1997.


                                   /s/ Jerome B. Gordon
                                   Jerome B. Gordon

                                POWER OF ATTORNEY


The undersigned hereby appoints Alan G. Symons, David L. Bates and Gary P. Hutchcraft, and each of them, any of whom may act without the joinder of the others, as his attorney-in-fact to sign on his behalf, in any and all capacities, the Registration Statement to which this Power of Attorney is an exhibit and to file the Registration Statement and all amendments and post-effective amendments to the Registration Statement and to file the same with the Securities and Exchange Commission, hereby ratifying and confirming all that each said attorney-in-fact lawfully does or causes to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 12th day of September, 1997.


                                   /s/ Douglas H. Symons
                                   Douglas H. Symons

                                POWER OF ATTORNEY


The undersigned hereby appoints Alan G. Symons, David L. Bates and Gary P. Hutchcraft, and each of them, any of whom may act without the joinder of the others, as his attorney-in-fact to sign on his behalf, in any and all capacities, the Registration Statement to which this Power of Attorney is an exhibit and to file the Registration Statement and all amendments and post-effective amendments to the Registration Statement and to file the same with the Securities and Exchange Commission, hereby ratifying and confirming all that each said attorney-in-fact lawfully does or causes to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 12th day of September, 1997.


                                   /s/ Robert C. Whiting
                                   Robert C. Whiting

                                POWER OF ATTORNEY


The undersigned hereby appoints Alan G. Symons, David L. Bates and Gary P. Hutchcraft, and each of them, any of whom may act without the joinder of the others, as his attorney-in-fact to sign on his behalf, in any and all capacities, the Registration Statement to which this Power of Attorney is an exhibit and to file the Registration Statement and all amendments and post-effective amendments to the Registration Statement and to file the same with the Securities and Exchange Commission, hereby ratifying and confirming all that each said attorney-in-fact lawfully does or causes to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 15th day of September, 1997.


                                   /s/ David L. Bates
                                   David L. Bates

                                POWER OF ATTORNEY


The undersigned hereby appoints Alan G. Symons, David L. Bates and Gary P. Hutchcraft, and each of them, any of whom may act without the joinder of the others, as his attorney-in-fact to sign on his behalf, in any and all capacities, the Registration Statement to which this Power of Attorney is an exhibit and to file the Registration Statement and all amendments and post-effective amendments to the Registration Statement and to file the same with the Securities and Exchange Commission, hereby ratifying and confirming all that each said attorney-in-fact lawfully does or causes to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 15th day of September, 1997.


                                   /s/ Gary P. Hutchcraft
                                   Gary P. Hutchcraft

                                POWER OF ATTORNEY


The undersigned hereby appoints Alan G. Symons, David L. Bates and Gary P. Hutchcraft, and each of them, any of whom may act without the joinder of the others, as his attorney-in-fact to sign on his behalf, in any and all capacities, the Registration Statement to which this Power of Attorney is an exhibit and to file the Registration Statement and all amendments and post-effective amendments to the Registration Statement and to file the same with the Securities and Exchange Commission, hereby ratifying and confirming all that each said attorney-in-fact lawfully does or causes to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 16th day of September, 1997.


                                   /s/ Alan G. Symons
                                   Alan G. Symons